Exhibit 10.4
EXHIBIT “K”
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
ASSIGNMENT
     THIS ASSIGNMENT (this “Assignment”) is executed and delivered by THE EXPLORATION COMPANY OF DELAWARE, INC., a Delaware corporation (“TXCO”), to CMR ENERGY, L.P., a Texas limited partnership (“CMR”).
     WHEREAS, this Assignment is made and delivered pursuant to (i) that certain Purchase and Sale Agreement dated September 26, 2005 (the “Agreement”), by and between TXCO, as “Seller,” and ENCANA OIL & GAS (USA) INC., a Delaware corporation (“EnCana”), as “Buyer,” and (ii) that certain Purchase and Sale Agreement dated September 26, 2005, by and between CMR and Arrow River Energy, L.P., collectively as “Seller,” and EnCana, as “Buyer”; and
     NOW THEREFORE, subject to the terms and conditions of this Assignment, TXCO, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does by these presents ASSIGN, TRANSFER, SELL, CONVEY, SET OVER and DELIVER unto CMR, the following (collectively, the “Assets”):
1.	All of TXCO’s rights, titles and interests in and to the existing well bores of the oil, condensate or natural gas wells which are listed and described on Exhibit “A” attached hereto and made a part hereof for all purposes (collectively, the “Well Bores”), together with all tangible personal property, tools, machinery, materials, equipment, fixtures and improvements which are located in or on and used in the operations of the Well Bores and all rights, estates, powers and privileges appurtenant thereto;

2.	All of TXCO’s rights, titles and interests in and to the oil and gas wells which are listed and described on Exhibit “B” attached hereto and made a part hereof for all purposes (collectively, the “Producing Wells”), together with all tangible personal property, tools, machinery, materials, equipment, fixtures and improvements which are located in or on and used in the operations of the Producing Wells and all rights, estates, powers and privileges appurtenant thereto, which rights, titles and interests are (i) not greater than the working interest for each such Producing Well set forth on Exhibit “B” attached hereto and made a part hereof for all purposes and (ii) not less than the net revenue interest for each such producing Well set forth on Exhibit “B”;

3.	All of TXCO’s rights, titles and interests in and to the oil and gas leases described in Exhibit “C” attached hereto and made a part hereof for all purposes, insofar, and only insofar, as such oil and gas leases cover lands included within the units for the Producing Wells described in Exhibit “G” attached hereto and made a part hereof for all purposes, which rights, titles and interests are (i) not greater than the working interest for each such Producing Well set forth on Exhibit “B” and (ii) not less than the net revenue interest for each such producing Well set forth on Exhibit “B,” SAVE AND EXCEPT, HOWEVER, TXCO’s rights, titles and interests in and to the Glen Rose Formation (collectively, subject to the exception above, the “Leasehold Interests”). For purposes hereof, the “Glen Rose Formation” shall mean the stratigraphic equivalent of that certain interval located between 6130' and 8171' as shown on the electric log of the Union Producing Company - E. Halsell #1 (API 42 323 01126) located in Maverick County, Texas;

4.	All of TXCO’s rights, title and interests in and to all crude oil, natural gas, casinghead gas, coalbed methane, condensate, helium, tar sands, uranium, sulphur, SO2, CO2, natural gas liquids, and other gaseous and liquid hydrocarbons or any combination thereof, attributable to the Producing Wells and/or the Leasehold Interests produced after the Effective Time; and

5.	All of TXCO’s rights, title and interests in and to all existing pooling and unitization agreements, declarations and orders applicable to the Producing Wells.
     TO HAVE AND TO HOLD all and singular the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto CMR and its successors and assigns forever, subject to the terms and conditions set forth herein. TXCO hereby binds itself and its successors to warrant and forever defend, subject to the terms and conditions set forth herein, the Assets unto CMR, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under TXCO, but not otherwise.
     Permitted Encumbrances. This Assignment is subject to all covenants, agreements, easements, rights-of-way, servitudes, encumbrances and other matters of record in the real property records of the counties in which the Assets are located, to the extent the same are valid and subsisting and affect all or any part of the Assets.
     Further Assurances. CMR and TXCO will execute and deliver to each other all other additional instruments, notices, assumptions, and other documents, and will do and take all such other acts and things, as CMR reasonably may deem necessary, appropriate, or desirable (i) to more fully protect the rights of CMR and its successors and assigns under this Assignment, (ii) to more fully transfer, assign, and deliver to CMR and its successors and assigns the Assets or (iii) for the purpose of giving effect to, evidencing or giving notice of the transactions evidenced by this Assignment.

     Savings Clause. If there are prohibitions against or conditions to the conveyance of one or more portions of the Assets without the prior written consent of third parties that, if not satisfied, would result in a breach thereof by TXCO or would give an outside party the right to terminate CMR’s or TXCO’s rights with respect to such Assets (any such prohibition or condition being herein called a “Restriction”), then notwithstanding anything herein to the contrary, the transfer of title to, or interest in, such portion of the Assets through this Assignment shall not become effective unless and until such Restrictions are satisfied or waived by the parties hereto, or becomes otherwise inoperable or unenforceable. To the extent complete legal and equitable title to such Assets is prohibited from being conveyed from TXCO to CMR until such Restrictions are obtained, TXCO shall continue to hold bare legal title to such Assets as nominee for CMR. As nominee, TXCO shall not be authorized to take and shall not take any action with respect to such Assets except to the extent expressly authorized and directed in writing by CMR. Further, TXCO shall exercise all voting rights with respect to such Assets as directed by CMR in writing. For purposes hereof, CMR and TXCO shall treat and deal with such Assets as if full legal and equitable title to such Assets had passed from TXCO to CMR at the Effective Time. When and if such Restriction is so satisfied, waived or removed, the assignment of such portion of the Assets as may be subject thereto shall become effective automatically as of the date of this Assignment, without further action on the part of CMR or TXCO, respectively. Notwithstanding the foregoing, in the event any restrictions on the transfer of any of the Assets which are not waived, released, satisfied or expired as of the date hereof are waived, released, satisfied or expired after the date hereof, TXCO covenants to promptly execute and deliver an assignment of such Assets in form and substance substantially similar to this Assignment as reasonably requested by CMR.
     Assumption of Plugging and Abandonment Obligations. By acceptance of this Assignment, CMR does hereby assume and agree to perform all obligations with respect to the Well Bores, including without limitation, any and all obligations under law or contract to plug any of the Well Bores and otherwise comply with applicable regulations of the Texas Railroad Commission (the “TRRC”), and CMR does hereby agree to execute all Form P-4’s and such other and additional documents as may be reasonably necessary to notify the TRRC and other governmental authorities of such assumption of obligations by CMR.
     Disclaimer of Warranties. THIS ASSIGNMENT IS BEING MADE ON AN “AS IS, WHERE IS AND WITH ALL FAULTS” BASIS, AND CMR ACKNOWLEDGES THAT TXCO HAS NOT MADE, AND, EXCEPT FOR THE TITLE WARRANTIES CONTAINED HEREIN, IS NOT MAKING, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, NATURE OR DESCRIPTION, EXPRESSED OR IMPLIED, WITH RESPECT TO THE ASSETS, INCLUDING, WITHOUT LIMITATION, THE CONDITION OR WORKMANSHIP OF THE ASSETS OR THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND TXCO EXPRESSLY DISCLAIMS AND ASSIGNEE EXPRESSLY WAIVES ANY AND ALL SUCH WARRANTIES. CMR

ACKNOWLEDGES THAT IT HAS PERFORMED ITS OWN INSPECTIONS OF THE ASSETS AND IT IS RELYING ON SUCH INSPECTIONS AND NOT RELYING UPON ANY ORAL REPRESENTATIONS, WARRANTIES, PROMISES OR AGREEMENTS BY TXCO OR ANY OFFICER, MANAGER, REPRESENTATIVE, ATTORNEY, OR AGENT OF TXCO. TXCO AND CMR EACH HAVE BEEN REPRESENTED BY ITS OWN RESPECTIVE LEGAL COUNSEL IN THE PREPARATION OF THIS ASSIGNMENT AND THE NEGOTIATION OF ITS TERMS.
     Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each of CMR and TXCO.
     Substitution and Subrogation. This Assignment is made with full substitution and subrogation of CMR in and to all covenants and warranties by others not affiliated with TXCO heretofore given or made in respect of the Assets or any part thereof to or for the benefit of TXCO.
     Counterparts. This Assignment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Assignment.
     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed effective, for all purposes, at 7:00 a.m. (in the locale where the Assets are located) on September 1, 2005 (the “Effective Time”).

TXCO: THE EXPLORATION COMPANY OF DELAWARE, INC.
By:	/s/ JAMES E SIGMON
James E. Sigmon, President
Address for TXCO: 500 N. Loop 1604, Suite 250 San Antonio, Texas 78232

CMR: CMR ENERGY, L.P.
By:	/s/ R. CARTER OVERTON III
R. Carter Overton III, President
Address for CMR: 4265 San Felipe, Suite 1040 Houston, Texas 77027

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§
     This instrument was acknowledged before me on September 30, 2005, by James E. Sigmon, President of The Exploration Company of Delaware, Inc., a Delaware corporation, on behalf of said corporation.

/s/ RACHEL B. KELLER
Notary Public in and for
the State of Texas
My Commission Expires: 11-8-2008

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§
     This instrument was acknowledged before me on September 30, 2005, by R. Carter Overton III, President of CMR Energy, L.P., a Texas limited partnership, on behalf of said limited partnership.

/s/ MARSHALL E. LOCHAUSEN
Notary Public in and for
the State of Texas
My Commission Expires: 3-23-2008

EXHIBIT A
Well Bores

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR
Comanche 10-91	CMR Energy	Maverick	42-32332638	CBM Olmos
Comanche 1-102H	CMR Energy	Maverick	42-32332726	Austin Chalk
Comanche 1-105	CMR Energy	Maverick	42-32332756	San Miguel 5th
Comanche 1-106H	CMR Energy	Maverick	42-32332733	Georgetown
Comanche 1-117	CMR Energy	Maverick	42-32332585	CBM Olmos
Comanche 1-12H	CMR Energy	Maverick	42-32332721	Georgetown
Comanche 1-15H	CMR Energy	Maverick	42-32332748	Georgetown
Comanche 1-19	CMR Energy	Dimmit	42-12732170	Escondido
Comanche 11-91	CMR Energy	Maverick	42-32332641	CBM Olmos
Comanche 1-24	CMR Energy	Dimmit	42-12732169	Escondido
Comanche 12-91	CMR Energy	Maverick	42-32332640	CBM Olmos
Comanche 1-34	CMR Energy	Maverick	42-32332574	CBM Olmos
Comanche 1-34	CMR Energy	Maverick	42-32332696	Georgetown
Comanche 1-34D	CMR Energy	Dimmit	42-12733219	Escondido
Comanche 13-91	CMR Energy	Maverick	42-32332639	CBM Olmos
Comanche 1-604H	CMR Energy	Dimmit, TX	42-12733234	Georgetown
Comanche 1-613	CMR Energy	Maverick	42-32332582	CBM Olmos
Comanche 1-613H	CMR Energy	Maverick	42-32332724	Georgetown
Comanche 1-659	CMR Energy	Dimmit, TX	42-12733200
Comanche 1-666.5H	CMR Energy	Dimmit	42-12733267	Georgetown
Comanche 1-91H	CMR Energy	Maverick	42-32332720	Georgetown
Comanche 2-102	CMR Energy	Maverick	42-32332763	San Miguel 5th
Comanche 2-106	CMR Energy	Maverick	42-32332752	San Miguel 1st
Comanche 2-12	CMR Energy	Maverick	42-32332767	San Miguel 5th
Comanche 2-19	CMR Energy	Dimmit	42-12733220	Escondido
Comanche 2-663	CMR Energy	Dimmit	42-12733223	Escondido
Comanche 2-8H	CMR Energy	Maverick	42-32332715	Georgetown
Comanche 3-116	CMR Energy	Maverick	42-32332697	Olmos Sand
Comanche 3-46	CMR Energy	Dimmit	42-12733222	Escondido
Comanche 7-110	CMR Energy	Maverick	42-32332573	Olmos Sand
Comanche 9-91	CMR Energy	Maverick	42-32332637	CBM Olmos
Comanche W 1-2H	CMR Energy	Maverick	42-32332747	Georgetown
Farias 29-40	CMR Energy	Maverick	42-32332555	San Miguel 1st
Farias 1-108	CMR Energy	Maverick	42-32332557	San Miguel 1st
Farias 1-110	CMR Energy	Maverick	42-32332545	CBM Olmos
Farias 2-110	CMR Energy	Maverick	42-32332549	CBM Olmos
Farias 4-110	CMR Energy	Maverick	42-32332547	CBM Olmos
Farias 5-110	CMR Energy	Maverick	42-32332552	CBM Olmos
Farias 6-110	CMR Energy	Maverick	42-32332551	CBM Olmos
Halsell 91-2	CMR Energy	Maverick	42-32332493	San Miguel 1st
Halsell 91-3	CMR Energy	Maverick	42-32332491	San Miguel 1st
Halsell 91-4	CMR Energy	Maverick	42-32332489	San Miguel 1st
Halsell 91-5	CMR Energy	Maverick	42-32332490	San Miguel 1st
Halsell 91-6H	CMR Energy	Maverick	42-32332492	San Miguel 1st
Halsell 92-01	CMR Energy	Maverick	42-32331597	CBM Olmos

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR
Halsell 92-02	CMR Energy	Maverick	42-32331598	CBM Olmos
Halsell 92-03	CMR Energy	Maverick	42-32331599	CBM Olmos
Halsell 92-04	CMR Energy	Maverick	42-32331889	CBM Olmos
Halsell 92-05	CMR Energy	Maverick	42-32331886	CBM Olmos
Halsell 92-06	CMR Energy	Maverick	42-32331884	CBM Olmos
Halsell 92-07	CMR Energy	Maverick	42-32331888	CBM Olmos
Halsell 92-08	CMR Energy	Maverick	42-32331885	CBM Olmos
Halsell 92-09	CMR Energy	Maverick	42-32331887	CBM Olmos
Halsell 99-02	CMR Energy	Maverick	42-32331690	San Miguel 1st
Halsell 99-06	CMR Energy	Maverick	42-32331692	San Miguel 1st
Halsell 99-08	CMR Energy	Maverick	42-32331693	San Miguel 1st
Halsell 99-8H	CMR Energy	Maverick	42-32332494	San Miguel 1st
Halsell 99-10	CMR Energy	Maverick	42-32331694	San Miguel 1st
Halsell 110-1	CMR Energy	Maverick	42-32331714	CBM Olmos
Halsell 110-2	CMR Energy	Maverick	42-32331716	CBM Olmos
Halsell B2	CMR Energy	Maverick	42-32331635	CBM Olmos
Halsell B4	CMR Energy	Maverick	42-32331625	CBM Olmos
Halsell B6	CMR Energy	Maverick	42-32331638	CBM Olmos
Halsell B8	CMR Energy	Maverick	42-32331637	CBM Olmos
Halsell B10	CMR Energy	Maverick	42-32331623	CBM Olmos
Halsell B11	CMR Energy	Maverick	42-32331622	San Miguel 1st (CBM)
Halsell B13	CMR Energy	Maverick	42-32331636	CBM Olmos
Halsell B15	CMR Energy	Maverick	42-32331624	CBM Olmos
Halsell (20) 120	CMR Energy	Maverick	42-32331653	San Miguel 1st
Halsell (20) 220	CMR Energy	Maverick	42-32331677	San Miguel 1st
Halsell (40) 140	CMR Energy	Maverick	42-32331651	San Miguel 1st
Halsell (40) 240	CMR Energy	Maverick	42-32331652	San Miguel 1st
Halsell (40) 340	CMR Energy	Maverick	42-32331674	San Miguel 1st
Halsell (40) 440	CMR Energy	Maverick	42-32331675	San Miguel 1st
Halsell (40) 540	CMR Energy	Maverick	42-32331740	San Miguel 1st
Halsell (40) 740	CMR Energy	Maverick	42-32331737	San Miguel 1st
Halsell Ewing 2-23	CMR Energy	Dimmit	42-12731605	Escondido
Halsell Ewing 1-602	CMR Energy	Dimmit	42-12700008	Escondido
Halsell Ewing 1-603	CMR Energy	Dimmit	42-12733114	Escondido
Halsell Ewing 2-603	CMR Energy	Dimmit	42-12733113	Escondido
Halsell Ewing 1-605	CMR Energy	Dimmit	42-12733115	Escondido
Halsell Ewing 1-606	CMR Energy	Dimmit	42-12733104	Escondido
Halsell Ewing 1-662	CMR Energy	Dimmit	42-12700003	Escondido
Halsell Ewing 3-662	CMR Energy	Dimmit	42-12700005	Escondido
Halsell Ewing 6-662	CMR Energy	Dimmit	42-12731222	Escondido
Halsell Ewing 1-663	CMR Energy	Dimmit	42-12700021	Escondido
Halsell Ewing 1-666	CMR Energy	Dimmit	42-12700010	Escondido
Halsell Ewing 2-666 1/2	CMR Energy	Dimmit	42-12733102	Escondido
Halsell, Ewing 1	CMR Energy	Maverick	42-32301490	San Miguel 1st
Halsell, Ewing 1M	CMR Energy	Maverick	42-32331428	San Miguel 1st
Halsell, Ewing 2	CMR Energy	Maverick	42-32301488	San Miguel 1st
Halsell, Ewing 2A	CMR Energy	Maverick	42-32331536	San Miguel 1st
Halsell, Ewing 2M	CMR Energy	Maverick	42-32331427	San Miguel 1st
Halsell, Ewing 3M	CMR Energy	Maverick	42-32331429	San Miguel 1st

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR
Halsell, Ewing 4M	CMR Energy	Maverick	42-32331430	San Miguel 1st
Halsell, Ewing 5	CMR Energy	Maverick	42-32301485	San Miguel 1st
Halsell, Ewing 5M	CMR Energy	Maverick	42-32331431	San Miguel 1st
Halsell, Ewing 6A	CMR Energy	Maverick	42-32331533	San Miguel 1st
Halsell, Ewing 7A	CMR Energy	Maverick	42-32331806	San Miguel 1st
Halsell, Ewing 7M	CMR Energy	Maverick	42-32331426	San Miguel 1st
Halsell, Ewing 8A	CMR Energy	Maverick	42-32331497	San Miguel 1st
Halsell, Ewing 8M	CMR Energy	Maverick	42-32331424	San Miguel 1st
Halsell, Ewing 9M	CMR Energy	Maverick	42-32331435	San Miguel 1st
Halsell, Ewing 10A	CMR Energy	Maverick	42-32331514	San Miguel 1st
Halsell, Ewing 10M	CMR Energy	Maverick	42-32331436	San Miguel 1st
Halsell, Ewing 11A	CMR Energy	Maverick	42-32331534	San Miguel 1st
Halsell, Ewing 11M	CMR Energy	Maverick	42-32331437	San Miguel 1st
Halsell, Ewing 12A	CMR Energy	Maverick	42-32331518	San Miguel 1st
Halsell, Ewing 12M	CMR Energy	Maverick	42-32331443	San Miguel 1st
Halsell, Ewing 13A	CMR Energy	Maverick	42-32331535	San Miguel 1st
Halsell, Ewing 13M	CMR Energy	Maverick	42-32331442	San Miguel 1st
Halsell, Ewing 14M	CMR Energy	Maverick	42-32332003	San Miguel 1st
Halsell, Ewing 15M	CMR Energy	Maverick	42-32332002	San Miguel 1st
Halsell Liberty 1	CMR Energy	Maverick	42-32331708	San Miguel 1st
Halsell Liberty 2	CMR Energy	Maverick	42-32331707	San Miguel 1st
Halsell Liberty 3	CMR Energy	Maverick	42-32331704	San Miguel 1st
Halsell Liberty 4	CMR Energy	Maverick	42-32331706	San Miguel 1st
Halsell Liberty 5	CMR Energy	Maverick	42-32331705	San Miguel 1st
Halsell Liberty 6	CMR Energy	Maverick	42-32331709	San Miguel 1st
Halsell Liberty 7	CMR Energy	Maverick	42-32331710	San Miguel 1st
Halsell Liberty 8	CMR Energy	Maverick	42-32331711	San Miguel 1st
Halsell Liberty 9A	CMR Energy	Maverick	42-32331728	San Miguel 1st
Halsell Liberty 10A	CMR Energy	Maverick	42-32331727	San Miguel 1st
Halsell Major 1B	CMR Energy	Maverick	42-32301506	San Miguel 1st
Halsell Major 2B	CMR Energy	Maverick	42-32301504	San Miguel 1st
Halsell Major 4A	CMR Energy	Maverick	42-32301496	San Miguel 1st
Halsell Major 6A	CMR Energy	Maverick	42-32301503	San Miguel 1st
Halsell Ranch 1-1	CMR Energy	Maverick	42-32330753	Escondido
Halsell Ranch 5-1	CMR Energy	Maverick	42-32330698	Escondido
Halsell Ranch 3-2	CMR Energy	Maverick	42-32330713	Escondido
Halsell Ranch 16-3	CMR Energy	Maverick	42-32330714	Olmos Sand
Halsell Ranch 9-2	CMR Energy	Maverick	42-32330704	Olmos Sand
Halsell Ranch 13-1	CMR Energy	Maverick	42-32330744	Escondido
Halsell Ranch 28-1	CMR Energy	Maverick	42-32330768	Olmos Sand
Halsell Ranch 29-1	CMR Energy	Maverick	42-32330788	Austin Chalk
Halsell Ranch 29-1H	CMR Energy	Maverick	42-32332393	Austin Chalk
Halsell Ranch 37-1	CMR Energy	Maverick	42-32331743	San Miguel 1st
Halsell Ranch 3A	CMR Energy	Maverick	42-32301498	CBM Olmos
Halsell Ranch 5A	CMR Energy	Maverick	42-32301497	CBM Olmos
Halsell Ranch 5-2	CMR Energy	Maverick	42-32330261	CBM Olmos
Halsell Ranch 5-3	CMR Energy	Maverick	42-32330262	CBM Olmos
Halsell Ranch 5-4	CMR Energy	Maverick	42-32330263	CBM Olmos
Halsell Ranch 5-5	CMR Energy	Maverick	42-32330264	CBM Olmos

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR
Halsell Ranch 5-6	CMR Energy	Maverick	42-32330265	CBM Olmos
Halsell Ranch 6-2	CMR Energy	Maverick	42-32330271	CBM Olmos
Halsell Ranch 6-3	CMR Energy	Maverick	42-32330270	CBM Olmos
Halsell Ranch 6-5	CMR Energy	Maverick	42-32330268	CBM Olmos
Halsell Ranch 6-6	CMR Energy	Maverick	42-32330267	CBM Olmos
Halsell Ranch 91-1	CMR Energy	Maverick	42-32330272	CBM Olmos
Halsell-Union 6	CMR Energy	Maverick	42-32301454	San Miguel 1st
Halsell Union A 1A	CMR Energy	Maverick	42-32301499	San Miguel 1st
Halsell Union A 2A	CMR Energy	Maverick	42-32301500	San Miguel 1st

EXHIBIT B
Producing Wells
[NOTE: WI AND NRI NEEDS TO BE ADDED TO THIS EXHIBIT]

					WORKING	NET REVENUE
WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR	INTEREST	INTEREST
Comanche 10-91	CMR Energy	Maverick	42-32332638	CBM Olmos
Comanche 1-102H	CMR Energy	Maverick	42-32332726	Austin Chalk
Comanche 1-12H	CMR Energy	Maverick	42-32332721	Georgetown
Comanche 1-19	CMR Energy	Dimmit	42-12732170	Escondido
Comanche 11-91	CMR Energy	Maverick	42-32332641	CBM Olmos
Comanche 12-91	CMR Energy	Maverick	42-32332640	CBM Olmos
Comanche 13-91	CMR Energy	Maverick	42-32332639	CBM Olmos
Comanche 1-604H	CMR Energy	Dimmit, TX	42-12733234	Georgetown
Comanche 1-613H	CMR Energy	Maverick	42-32332724	Georgetown
Comanche 2-19	CMR Energy	Dimmit	42-12733220	Escondido
Comanche 2-663	CMR Energy	Dimmit	42-12733223	Escondido
Comanche 2-8H	CMR Energy	Maverick	42-32332715	Georgetown
Comanche 3-46	CMR Energy	Dimmit	42-12733222	Escondido
Comanche 9-91	CMR Energy	Maverick	42-32332637	CBM Olmos
Farias 1-108	CMR Energy	Maverick	42-32332557	San Miguel 1st
Farias 1-110	CMR Energy	Maverick	42-32332545	CBM Olmos
Farias 2-110	CMR Energy	Maverick	42-32332549	CBM Olmos
Farias 4-110	CMR Energy	Maverick	42-32332547	CBM Olmos
Farias 5-110	CMR Energy	Maverick	42-32332552	CBM Olmos
Farias 6-110	CMR Energy	Maverick	42-32332551	CBM Olmos
Halsell (40) 140	CMR Energy	Maverick	42-32331651	San Miguel 1st
Halsell (40) 340	CMR Energy	Maverick	42-32331674	San Miguel 1st
Halsell (40) 440	CMR Energy	Maverick	42-32331675	San Miguel 1st
Halsell (40) 540	CMR Energy	Maverick	42-32331740	San Miguel 1st
Halsell (40) 740	CMR Energy	Maverick	42-32331737	San Miguel 1st
Halsell 110-2	CMR Energy	Maverick	42-32331716	CBM Olmos
Halsell 91-6H	CMR Energy	Maverick	42-32332492	San Miguel 1st
Halsell 92-01	CMR Energy	Maverick	42-32331597	CBM Olmos
Halsell 92-02	CMR Energy	Maverick	42-32331598	CBM Olmos
Halsell 92-04	CMR Energy	Maverick	42-32331889	CBM Olmos
Halsell 92-05	CMR Energy	Maverick	42-32331886	CBM Olmos
Halsell 92-06	CMR Energy	Maverick	42-32331884	CBM Olmos
Halsell 92-07	CMR Energy	Maverick	42-32331888	CBM Olmos
Halsell 92-08	CMR Energy	Maverick	42-32331885	CBM Olmos
Halsell 92-09	CMR Energy	Maverick	42-32331887	CBM Olmos
Halsell 99-08	CMR Energy	Maverick	42-32331693	San Miguel 1st
Halsell B11	CMR Energy	Maverick	42-32331622	San Miguel 1st (CBM)
Halsell B13	CMR Energy	Maverick	42-32331636	CBM Olmos

					WORKING	NET REVENUE
WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR	INTEREST	INTEREST
Halsell B15	CMR Energy	Maverick	42-32331624	CBM Olmos
Halsell B8	CMR Energy	Maverick	42-32331637	CBM Olmos
Halsell Liberty 1	CMR Energy	Maverick	42-32331708	San Miguel 1st
Halsell Liberty 2	CMR Energy	Maverick	42-32331707	San Miguel 1st
Halsell Liberty 3	CMR Energy	Maverick	42-32331704	San Miguel 1st
Halsell Liberty 4	CMR Energy	Maverick	42-32331706	San Miguel 1st
Halsell Liberty 5	CMR Energy	Maverick	42-32331705	San Miguel 1st
Halsell Liberty 6	CMR Energy	Maverick	42-32331709	San Miguel 1st
Halsell Liberty 8	CMR Energy	Maverick	42-32331711	San Miguel 1st
Halsell Ranch 3A	CMR Energy	Maverick	42-32301498	CBM Olmos
Halsell Ranch 5-3	CMR Energy	Maverick	42-32330262	CBM Olmos
Halsell Ranch 5-4	CMR Energy	Maverick	42-32330263	CBM Olmos
Halsell Ranch 5-6	CMR Energy	Maverick	42-32330265	CBM Olmos
Halsell Ranch 5A	CMR Energy	Maverick	42-32301497	CBM Olmos
Halsell Ranch 6-3	CMR Energy	Maverick	42-32330270	CBM Olmos
Halsell Ranch 6-5	CMR Energy	Maverick	42-32330268	CBM Olmos
Halsell Ranch 6-6	CMR Energy	Maverick	42-32330267	CBM Olmos
Halsell Ranch 91-1	CMR Energy	Maverick	42-32330272	CBM Olmos
Halsell-Union 6	CMR Energy	Maverick	42-32301454	San Miguel 1st

EXHIBIT C
Leasehold Interests
Oil and Gas Lease dated March 8, 2000, from the Ewing Halsell Foundation, as “Lessor,” to The Exploration Company, as “Lessee,” a Memorandum of which being recorded in Volume 578, Page 218 of the Official Public Records of Maverick County, Texas, covering 95,249.89 acres of land, more or less, in Maverick County, Texas and more particularly described therein.

EXHIBIT G
Producing Well Units
[Plats contained in separate PowerPoint file to be attached at closing.]